Exhibit 99.2
HOME PROPERTIES
[GRAPHIC OMITTED]

                              2Q'02 CONFERENCE CALL
                          11:00 AM ET, TODAY, 8/9/2002
                            DIAL 800-886-8681 FOR Q&A



 Webcast:                           www.homeproperties.com, in the "Investors"
                                    section   under   "Financial Information"

 QUESTION & ANSWER: To participate in Q&A, you must dial 800-886-8681. The number printed in the press release will not allow you to participate in Q&A. You will need to press the number one followed by the number four on your touchtone phone to be placed in the queue to ask a question. If you're using a speakerphone, please pick up the handset before pressing the numbers. No password is required.

 Enclosed are the following supplemental reports:
                                    1.       Property-by-Property Breakdown of
                                             Operating Results
                                    2.       Occupancy Comparison by Regions
                                    3.       Resident Statistics
                                    4.       Same-Store Operating Expense Detail
                                    5.       Breakdown of "Other Income"
                                    6.       Summary of Recent Acquisitions
                                    7.       Summary of Recent Sales
                                    8.       Breakdown of Owned Units by Market
                                    9.       Debt Summary Schedule
                                    10.      Net Asset Value Calculation
                                    11.      Capital Expenditure Summary
                                    12.      2002 Earnings Guidance

 Audio Replay:                      800-633-8284 or 402-977-9140
 Audio Replay Passcode:             20150302


Please call our office at 585-546-4900 if there is any additional information that we can provide.

DPG:yjw
Enclosures


 850 Clinton Square/Rochester, New York 14604/(585) 546-4900/FAX (585) 546-5433
                             www.homeproperties.com

1.       Property-by-Property Breakdown of Operating Results

HOME PROPERTIES OF NEW YORK, INC.
June 30, 2002 Supplemental Information


                                                  HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                                              SECOND QUARTER 2002                          Q2 '02 versus Q2 '01
                                                                                                      % Growth
                                                                                               ---------------------
                                         # of      Date    Q2 '02    Q2 '02  Year Ago    Rental     Rental           Qtr '02   %
                                         Apts.     Acqu.   Rent/Mo.   Occup.   Occup.     Rates      Revs.      NOI  % NOI   #Units
                                         ----      -----   -------   ------  --------    ------     ------      ---   ------ -------
Rochester, NY Region:


  1600 East Avenue                        164       9/18/97  $1,344    68.8%    74.0%       0.6%       -6.6%     11.5%
  1600 Elmwood                            210      Original  $  874    93.6%    94.7%       3.3%        2.2%     -5.5%
  Brook Hill                              192        IPO     $  875    88.0%    94.6%       3.4%       -3.9%      2.2%
  Newcastle Apartments                    197      Original  $  754    85.6%    92.6%       2.3%       -5.4%      0.5%
  Northgate Manor                         224       11/3/94  $  674    91.2%    90.5%       0.4%        1.2%     -6.4%
  Perinton Manor                          224      Original  $  816    90.7%    94.9%       4.0%       -0.7%     -3.4%
  Pines of Perinton                       508       9/29/98  $  521    97.9%    98.0%       0.1%        0.0%      0.9%
  Riverton Knolls                         240      Original  $  854    79.7%    84.2%       0.6%       -4.7%     -3.8%
  Spanish Gardens                         220        IPO     $  685    87.7%    92.6%       3.6%       -1.9%    -12.4%
  The Meadows                             113      Original  $  695    95.6%    95.9%       5.1%        4.9%      5.7%
  Woodgate                                120       6/30/97  $  794    91.6%    97.4%       6.3%       -0.1%      6.1%
                                      --------              -------   ------   -------     ------     -------   ------   -----  ----
      Total Rochester Region            2,412                $  766    87.6%    91.0%       2.2%       -1.6%     -1.3%    4.6%  6.0%

Boston Region:
  Gardencrest                             696      6/28/02      n/a      n/a      n/a        n/a         n/a      n/a
                                       -------               -------   ------   -------     ------     -------   ------  -----  ----
      Total Boston Region                 696                   n/a      n/a      n/a         n/a        n/a      n/a     0.1%  1.7%

Buffalo, NY Region:
  Emerson Square                           96      10/15/97  $  620    97.3%    97.6%       5.7%        5.3%      4.5%
  Idylwood                                720        1/1/95  $  639    90.9%    96.0%       4.3%       -1.3%      0.5%
  Paradise Lane                           324      10/15/97  $  657    90.8%    97.4%       5.6%       -1.5%     -2.5%
  Raintree Island                         504      Original  $  682    90.1%    97.9%       6.1%       -2.2%     -6.4%
                                       -------               -------   ------   -------     ------     -------   ------  -----  ----
      Total Buffalo Region              1,644               $  655     91.0%    97.0%       5.2%       -1.3%     -1.9%    2.4%  4.1%

Syracuse, NY Region:
  Candlewood Gardens                      126        1/1/96  $  563    93.9%    98.1%       5.3%        0.8%    -6.6%
  Fairview Heights                        211      Original  $  851    91.9%    91.3%       7.3%        8.0%    -11.7%
  Harborside Manor                        281       9/30/94  $  642    94.7%    93.1%       5.3%        7.2%     33.9%
  Pearl Street                             60       5/17/95  $  552    89.1%    70.5%       4.4%       32.0%    166.4%
  Village Green (inclu Fairways)          448      12/19/94  $  669    84.5%    91.3%       3.2%       -4.4%    -13.4%
  Westminster Place                       240        1/1/96  $  640    95.0%    94.5%       5.8%        6.4%      7.1%
                                       -------               -------   ------   -------     ------     -------   ------  -----  ----
      Total Syracuse Region             1,366                 $ 672    90.6%    91.9%       5.0%        3.6%      2.0%    2.3%  3.4%

Long Island, NY Region
  Bayview / Colonial                      160       11/1/00  $  977    96.9%    90.7%      14.3%       22.2%     64.5%
  Cambridge Village                        82        3/1/02  $1,179    95.9%     n/a         n/a        n/a      n/a
  Coventry Village                         94       7/31/98  $1,161    96.7%    96.6%       7.9%        8.0%     17.9%
  Devonshire Hills                        297       7/16/01  $1,630    88.6%     n/a        n/a         n/a      n/a
  East Winds                               96       11/1/00  $  990    97.8%    85.2%      14.0%       30.9%     57.3%

  Hawthorne Consolidation                 434        4/4/02     n/a     n/a      n/a        n/a         n/a      n/a
  Heritage Square                          80        4/4/02     n/a     n/a      n/a        n/a         n/a      n/a
  Holiday Square                          120       5/31/02     n/a     n/a      n/a        n/a         n/a      n/a
  Lake Grove Apartments                   368        2/3/97  $1,210    97.7%    97.9%      10.4%       10.1%     11.4%
  Maple Tree                               84       11/1/00  $1,016    98.2%    82.9%       9.6%       29.9%     76.1%
  Mid- Island Estates                     232        7/1/97  $1,021    97.7%    97.2%       8.4%        9.0%     22.6%
  Muncy Associates                         23       5/31/02     n/a     n/a      n/a        n/a         n/a      n/a
  Rider Terrace                            24       11/1/00  $1,000    99.3%    98.0%       9.6%       11.1%     24.7%
  South Bay Manor                          61       9/11/00  $1,262    89.0%    63.4%      28.9%       80.9%    715.7%
  Southern Meadows                        452       6/29/01  $1,227    95.0%     n/a        n/a         n/a      n/a
  Stratford Greens                        359        3/1/02  $1,206    90.3%     n/a        n/a         n/a      n/a
  Terry Apartments                         65       11/1/00  $  983    93.7%    95.5%       9.5%        7.4%    24.9%
  Westwood Village                        242        3/1/02  $1,608    95.5%     n/a        n/a         n/a      n/a
  Woodmont Village Apts                    96        3/1/02  $1,067    92.9%     n/a        n/a         n/a      n/a
  Yorkshire Village Apts                   40        3/1/02  $1,247    90.7%     n/a        n/a         n/a      n/a
                                       -------               -------   ------   -------     ------     -------   ------  -----  ----
      Total Long Island Region          3,409                $1,236    94.1%    93.0%      11.4%       16.0%     32.0%   12.9%  8.4%

Hudson Valley, NY Region
  Carriage Hill                           140       7/17/96  $1,081    92.2%    96.6%      16.1%       10.8%     24.9%
  Cornwall Park                            75       7/17/96  $1,517    93.5%    89.5%      10.3%       15.3%     26.1%
  Lakeshore Villas                        152       7/17/96  $  889    90.5%    94.0%       9.8%        5.7%      7.7%
  Patricia                                100        7/7/98  $1,135    94.2%    96.5%      14.4%       11.7%      3.8%
  Sunset Gardens                          217       7/17/96  $  765    97.2%    96.2%      10.8%       12.0%     27.6%
                                       -------               -------   ------   -------     ------     -------   ------  -----  ----
      Total Hudson Valley Region          684                $  994    93.6%    94.7%      12.3%       10.9%    18.6%     1.9%  1.7%

New Jersey Region
  East Hill Gardens                        33        7/7/98  $1,193   100.0%    94.4%      17.1%       24.0%     36.8%
  Lakeview                                106        7/7/98  $  986    96.7%    98.6%       8.8%        6.7%     16.3%
  Oak Manor                                77        7/7/98  $1,454    95.1%    97.0%      11.0%        8.8%     18.9%
  Pleasant View                         1,142        7/7/98  $  927    93.9%    95.6%       7.5%        5.5%     13.2%
  Pleasure Bay                            270        7/7/98  $  790    97.6%    94.1%       9.1%       13.1%     29.0%
  Royal Gardens Apartments                550       5/28/97  $  948    97.3%    97.9%       6.9%        6.2%     10.2%

                                      HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                                  SECOND QUARTER 2002                          Q2 '02 versus Q2 '01
                                                                                                      % Growth
                                                                                               ---------------------
                                         # of      Date    Q2 '02    Q2 '02  Year Ago    Rental     Rental           Qtr '02   %
                                         Apts.     Acqu.   Rent/Mo.   Occup.   Occup.     Rates      Revs.      NOI  % NOI   #Units
                                         ----      -----   -------   ------  --------    ------     ------      ---   ------ -------

  Wayne Village                           275        7/7/98  $1,012    97.5%    96.9%       9.2%       9.8%      26.5%
  Windsor Realty                           67        7/7/98  $  951    96.5%    95.3%       8.4%       9.7%      13.9%
                                       -------               -------   ------   -------     ------     -------   ------  -----  ----
      Total New Jersey Region           2,520                $  949    95.7%    96.3%       8.1%       7.4%      15.9%    8.2%  6.2%


Philadelphia Region
  Arbor Crossing                          134       7/28/99  $  735    93.2%    92.1%       5.8%        7.1%     12.6%
  Beechwood Gardens                       160        7/7/98  $  722    96.7%    92.7%       6.0%       10.6%     18.4%
  Castle Club                             158       3/15/00  $  780    97.3%    97.5%       6.3%        6.1%      8.6%
  Cedar Glen                              110        3/3/98  $  573    90.4%    88.6%      12.6%       14.9%      0.8%
  Chesterfield                            247       9/23/97  $  799    95.0%    94.8%       5.4%        5.6%      4.1%
  Curren Terrace                          318       9/23/97  $  841    90.6%    92.2%       6.4%        4.5%    -14.1%
  Executive House                         100       9/23/97  $  861    96.6%    96.4%       3.8%        4.0%     -4.3%
  Glen Brook                              173       7/28/99  $  711    96.0%    96.1%       6.1%        6.0%     -4.9%
  Glen Manor                              174       9/23/97  $  701    88.7%    94.3%       5.8%       -0.4%     -2.6%
  Golf Club                               399       3/15/00  $  965    88.0%    93.3%      10.2%        3.9%     -2.0%
  Green Acres                             212        3/1/02  $  743    95.7%     n/a        n/a         n/a       n/a
  Hill Brook Place                        274       7/28/99  $  749    97.2%    96.3%       8.5%        9.6%     10.8%
  Home Properties of Bryn Mawr            316       3/15/00  $  998    89.7%    90.6%       9.4%        8.3%      6.7%
  Home Properties of Devon                628       3/15/00  $1,060    87.7%    93.7%       8.2%        1.3%     -1.7%
  New Orleans Park                        308       9/23/97  $  736    93.4%    94.5%       6.0%        4.7%     11.3%
  Racquet Club                            467        7/7/98  $  881    95.7%    96.4%       5.1%        4.2%      5.1%
  Racquet Club South                      103       5/27/99  $  774    95.8%    95.9%       7.3%        7.1%      1.9%
  Ridley Brook                            244       7/28/99  $  751    97.1%    98.0%       5.7%        4.7%      1.2%
  Sherry Lake                             298       7/23/98  $1,016    94.9%    96.3%       8.4%        6.8%      7.9%
  Springwood Garden                        77       9/23/97  $  651    89.2%    90.7%      -1.2%       -2.8%      2.6%
  The Landings                            384      11/25/96  $  906    90.8%    95.4%       6.9%        1.8%      2.4%
  Trexler Park                            249       3/15/00  $  950    89.6%    95.1%       6.2%        0.1%     -5.4%
  Valley View                             176       9/23/97  $  758    92.0%    92.4%       5.1%        4.7%     30.8%
  Village Square                          128       9/23/97  $  835    89.9%    92.3%       5.7%        2.9%     -4.6%
  William Henry                           363       3/15/00  $1,015    88.7%    89.3%       9.0%        8.2%     -0.2%
                                       -------               -------   ------   -------     ------     -------   ------  -----  ----
      Total Philadelphia Region         6,200                $  866    92.0%    94.0%       7.2%        4.7%      2.2%   15.7% 15.3%

Detroit, Michigan Region
  Bayberry Place                          120       9/30/00  $  776    96.7%    89.6%       2.9%       11.1%     -1.1%
  Canterbury Square                       336      10/29/97  $  761    90.0%    94.1%       2.7%       -1.8%    -12.8%
  Carriage Hill                           168       9/29/98  $  764    94.8%    97.4%       1.4%       -1.3%     -9.9%
  Carriage Park                           256       9/29/98  $  728    94.9%    95.2%       3.7%        3.4%     -0.9%
  Charter Square                          492      10/29/97  $  842    91.8%    92.8%       2.7%        1.6%     -12.0%
  Cherry Hill Club                        165        7/7/98  $  647    92.6%    94.6%       5.3%        3.0%     -1.6%
  Cherry Hill Village                     224       9/29/98  $  708    92.9%    91.9%       2.2%        3.3%     -3.9%
  Deerfield Woods                         144       3/22/00  $  781    98.0%    98.9%       4.8%        3.8%     -0.2%
  Fordham Green                           146      10/29/97  $  838   100.0%    90.5%       0.6%       11.4%      8.5%
  Golfview Manor                           44      10/29/97  $  562    99.8%    93.4%       6.2%       13.5%     53.7%
  Greentrees                              288      10/29/97  $  660    87.6%    96.0%       3.1%       -5.9%    -13.6%
  Hampton Court                           182       9/30/00  $  643    95.8%    91.1%       7.6%       13.2%     31.4%
  Kingsley                                328      10/29/97  $  686    89.2%    91.9%       0.9%       -2.0%    -13.7%
  Macomb Manor                            217       3/22/00  $  671    95.7%    97.4%       4.6%        2.7%    -15.6%
  Oak Park Manor                          298      10/29/97  $  785    94.8%    96.8%       9.5%        7.2%      0.3%
  Parkview Gardens                        484      10/29/97  $  616    95.9%    96.6%       3.3%        2.5%      1.4%
  Scotsdale                               376      11/26/97  $  694    93.2%    97.4%       3.9%       -0.6%     -6.9%
  Southpointe Square                      224      10/29/97  $  644    88.7%    94.8%       3.6%       -3.1%     -9.3%
  Springwells Park                        303        4/8/99  $1,008    89.8%    95.8%       6.4%       -0.3%      3.4%
  Stephenson House                        128      10/29/97  $  670    94.6%    88.1%       1.4%        8.9%      1.0%
  The Lakes                               434       11/5/99  $  880    90.0%    92.6%      -3.2%       -6.0%    -11.4%
  Woodland Gardens                        337      10/29/97  $  753    89.2%    96.7%       2.9%       -5.1%    -16.9%
                                       -------               -------   ------   -------     ------     -------   ------  -----  ----
     Total Detroit Region               5,694                $  745    92.5%    94.5%       3.1%        0.8%     -5.9%   11.2% 14.1%

Indiana Region
  Candlewood Apartments                   310       2/10/98  $  686    87.8%    86.9%       0.4%        1.5%     30.2%
  Maple Lane                              396        7/9/99  $  638    88.0%    79.8%      -1.5%        8.5%     16.4%
                                       -------               -------   ------   -------     ------     -------   ------  -----  ----
     Total Indiana Region                 706                $  659    87.9%    83.0%      -0.6%        5.2%     22.7%    1.2%  1.7%


Suburban Washington DC Region
  Braddock Lee                            254       3/16/98  $1,029    95.1%    97.5%      10.8%        8.1%     17.0%
  East Meadow                             150        8/1/00  $1,164    96.7%    96.8%       5.8%        5.7%      8.0%
  Elmwood Terrace                         504       6/30/00  $  757    93.6%    94.3%       9.9%        9.1%     16.5%
  Orleans Village                         851      11/16/00  $1,126    92.9%    97.5%      11.3%        6.1%      1.7%
  Park Shirlington                        294       3/16/98  $1,068    94.5%    97.8%      11.4%        7.6%     12.1%
  Pavilion Apartments                     432        7/1/99  $1,324    86.3%    91.7%       9.6%        3.2%      3.5%
  Seminary Hill                           296        7/1/99  $1,083    92.8%    94.9%      10.6%        8.2%     13.0%
  Seminary Towers                         548        7/1/99  $1,094    90.2%    94.6%       9.7%        4.7%      9.6%
  Tamarron Apartments                     132       7/16/99  $  995    99.8%    97.6%       8.1%       10.5%     23.0%
  The Manor - VA                          198       2/19/99  $  892    94.0%    97.4%       5.7%        2.1%     10.3%


                                      HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                                  SECOND QUARTER 2002                          Q2 '02 versus Q2 '01
                                                                                                                       % Growth
                                                                                               ---------------------
                                         # of      Date    Q2 '02    Q2 '02  Year Ago    Rental     Rental           Qtr '02   %
                                         Apts.     Acqu.   Rent/Mo.   Occup.   Occup.     Rates      Revs.      NOI  % NOI   #Units
                                         ----      -----   -------   ------  --------    ------     ------      ---   ------ -------

  Virginia Village                        344       5/31/01  $1,087    90.0%     n/a        n/a         n/a       n/a
  Wellington Lakes                        160      10/24/01  $  701    90.5%     n/a        n/a         n/a       n/a
  Wellington Woods                        114      10/24/01  $  704    97.4%     n/a        n/a         n/a       n/a
                                       -------               -------   ------   -------     ------     -------   ------  -----  ----
      Total Suburban Washington         4,277                $1,042    92.2%    95.7%      10.0%       6.1%       8.6%   13.0% 10.6%
       DC Region

Central Virginia Region
  Carriage Hill - VA                      664        7/1/99  $  801    90.6%    92.6%       1.8%       -0.5%     33.0%
                                       -------               -------   ------   -------     ------     -------   ------  -----  ----
     Total Central Virginia Region        664                $  801    90.6%    92.6%       1.8%       -0.5%     33.0%    2.0%  1.6%


Connecticut Region
  Apple Hill                              498       3/27/98  $  981    93.4%    95.9%      12.1%        9.2%      5.7%
                                       -------               -------   ------   -------     ------     -------   ------  -----  ----
     Total Connecticut Region             498                $  981    93.4%    95.9%      12.1%        9.2%      5.7%    1.5%  1.2%

Baltimore Region
  Bonnie Ridge                            966        7/1/99  $  938    92.4%    94.9%       8.6%        5.8%     14.5%
  Canterbury Apartments                   618       7/16/99  $  723    95.8%    96.2%       7.5%        7.1%      4.9%
  Carriage House                           50       4/30/98  $  609    84.7%    97.6%       6.0%       -7.9%     -2.2%
  Country Village                         344       4/30/98  $  733    92.8%    93.0%       5.1%        4.9%      2.2%
  Falcon Crest                            396       7/16/99  $  802    92.0%    95.5%      11.6%        7.5%      9.1%
  Fenland Field                           234        8/1/01  $  883    94.9%     n/a        n/a         n/a       n/a
  Gateway Village                         132       7/16/99  $  973    98.1%    97.5%      12.3%       13.0%     14.9%
  Mill Towne Village Apts                 384       5/31/01  $  662    90.9%     n/a        n/a         n/a       n/a
  Morningside Heights                   1,050       4/30/98  $  724    88.8%    95.0%       9.7%        2.6%      2.6%
  Owings Run                              504       7/16/99  $  963    86.7%    90.8%       5.6%        0.8%     -1.0%
  Selford Townhomes                       102       7/16/99  $1,008    93.6%    94.8%      14.8%       13.3%     15.9%
  Shakespeare Park                         82       7/16/99  $  628    99.9%    99.4%       2.3%        2.8%     -3.4%
  The Manor - MD                          435       8/31/01  $1,036    91.1%     n/a        n/a         n/a       n/a
  Timbercroft Townhomes                   284       7/16/99  $  645    99.3%    99.2%       0.5%        0.6%     -2.7%
  Village Square Townhomes                370       7/16/99  $  852    98.1%    97.5%      11.5%        12.1%    12.6%
  Woodholme Manor                         176       3/31/01  $  590    94.9%    96.0%      10.9%        9.6%      5.0%
                                       -------               -------   ------   -------     ------     -------   ------  -----  ----
     Total Baltimore Region             6,127                $  815    92.4%    95.0%       8.4%        5.4%      6.5%   16.2% 15.2%

Illinois Region
  Blackhawk                               371      10/20/00  $  832    94.7%    97.3%       6.1%        3.3%    -14.3%
  Courtyards Village                      224       8/29/01  $  806    93.4%     n/a        n/a         n/a       n/a
  Cypress Place                           192      12/27/00  $  886    94.4%    97.7%       7.3%        3.7%      8.2%
  The Colony                              783        9/1/99  $  857    89.1%    93.1%       3.8%       -0.6%     -9.1%
  The New Colonies                        672       6/23/98  $  678    91.8%    94.4%       7.1%        4.2%      4.2%
                                       -------               -------   ------   -------     ------     -------   ------  -----  ----
     Total Illinois Region              2,242                $  797    91.7%    94.7%       5.5%        2.0%     -4.8%    4.4%  5.5%


Maine Region
  Mill Co. Gardens                         95        7/7/98  $  631    99.2%    97.2%       6.9%        9.1%     11.2%
  Redbank Village                         500        7/7/98  $  698    93.7%    95.7%       7.3%        5.0%      4.5%
                                       -------               -------   ------   -------     ------     -------   ------  -----  ----
     Total Maine Region                   595                $  687    94.5%    95.9%       7.2%        5.6%      5.4%    1.4%  1.5%


Ohio Region
  Weston Gardens                          242        7/7/98  $  557    80.3%    87.8%       4.0%       -4.9%    -18.2%
                                       -------               -------   ------   -------     ------     -------   ------  -----  ----
     Total Ohio Region                    242                $  557    80.3%    87.8%       4.0%       -4.9%    -18.2%    0.2%  0.6%

Delaware Region
   Home Properties of Newark              432       7/16/99  $  699    92.1%    81.1%       4.6%       18.7%     14.7%
                                       -------               -------   ------   -------     ------     -------   ------  -----  ----
     Total Delaware Region                432                $  699    92.1%    81.1%       4.6%       18.7%     14.7%    0.9%  1.1%





TOTAL OWNED PORTFOLIO                  40,408                $  861    92.2%     n/a        n/a         n/a       n/a   100.0%100.0%
TOTAL CORE PORTFOLIO                   35,204                $  837    92.2%    94.2%       6.7%        4.5%      5.9%




                                                  HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                                              YTD Through June 30, 2002          YTD '02 versus YTD '01
                                                                                                      % Growth
                                                                                               ---------------------
                                         # of      Date    YTD '02   YTD '02  Year Ago    Rental     Rental           YTD '02    %
                                         Apts.     Acqu.   Rent/Mo.   Occup.   Occup.     Rates      Revs.      NOI  % NOI   #Units
                                         ----      -----   -------   ------  --------    ------     ------      ---   ------ -------
Rochester, NY Region:

  1600 East Avenue                        164       9/18/97  $1,340    65.9%    73.7%       0.8%       -9.8%     -8.9%
  1600 Elmwood                            210      Original  $  869    94.7%    94.1%       2.8%        3.5%      3.8%
  Brook Hill                              192        IPO     $  872    88.7%    93.5%       1.7%       -3.5%      9.6%
  Newcastle Apartments                    197      Original  $  754    85.6%    92.6%       2.5%       -5.3%      0.0%
  Northgate Manor                         224       11/3/94  $  675    87.7%    86.6%       1.0%        2.3%      5.0%
  Perinton Manor                          224      Original  $  811    90.3%    95.3%       3.7%       -1.8%     -3.4%
  Pines of Perinton                       508       9/29/98  $  521    97.8%    98.2%      -0.1%       -0.4%     -1.2%
  Riverton Knolls                         240      Original  $  850    77.3%    85.0%       0.5%       -8.6%    -10.7%
  Spanish Gardens                         220         IPO    $  681    87.0%    92.7%       3.2%       -3.2%    -10.2%
  The Meadows                             113      Original  $  690    94.1%    96.4%       4.6%        2.1%      4.2%
  Woodgate                                120       6/30/97  $  789    92.6%    95.2%       5.3%        2.4%      9.5%
                                        ------              --------  ------   ------      -----      ------    -------  -----  ----
      Total Rochester Region            2,412                $  764    86.7%    90.6%       1.9%       -2.4%     -0.9%    4.6%  6.0%

Boston Region:
  Gardencrest                             696       6/28/02     n/a     n/a      n/a        n/a        n/a        n/a
                                        ------              --------  ------   ------      -----      ------    -------  -----  ----
      Total Boston Region                 696                   n/a     n/a      n/a        n/a        n/a        n/a     0.1%  1.7%

Buffalo, NY Region:
  Emerson Square                           96      10/15/97  $  616    98.3%    97.7%       5.6%        6.3%     13.5%
  Idylwood                                720        1/1/95  $  636    90.0%    96.7%       4.5%       -2.7%     -2.3%
  Paradise Lane                           324      10/15/97  $  654    91.3%    96.4%       5.6%        0.0%      3.7%
  Raintree Island                         504      Original  $  678    91.9%    97.4%       6.1%        0.1%      9.5%
                                        ------              --------  ------   ------      -----      ------    -------  -----  ----
      Total Buffalo Region              1,644                $  651    91.3%    96.9%       5.3%       -0.8%      3.3%    2.4%  4.1%

Syracuse, NY Region:
  Candlewood Gardens                      126        1/1/96  $  558    91.8%    96.0%       4.9%        0.2%    -16.2%
  Fairview Heights                        211      Original  $  858    92.9%    94.0%       7.3%        6.0%     -0.8%
  Harborside Manor                        281       9/30/94  $  641    94.0%    92.2%       5.0%        7.0%     33.8%
  Pearl Street                             60       5/17/95  $  551    88.9%    77.3%       4.6%       20.3%     78.7%
  Village Green (inclu Fairways)          448      12/19/94  $  665    84.2%    89.5%       3.2%       -2.9%    -13.1%
  Westminster Place                       240        1/1/96  $  638    93.5%    95.0%       6.0%      4.4%        5.5%
                                        ------              --------  ------   ------      -----      ------    -------  -----  ----
      Total Syracuse Region             1,366                $  670    90.2%    91.9%       5.0%        3.0%      2.6%    2.3%  3.4%

Long Island, NY Region
  Bayview / Colonial                      160       11/1/00  $  968    95.6%    92.1 %     16.8%       21.3%     70.3%
  Cambridge Village                        82        3/1/02     n/a      n/a      n/a       n/a        n/a        n/a
   Coventry Village                        94       7/31/98  $1,151    97.6%    97.6%       8.1%        8.2%     28.5%
  Devonshire Hills                        297       7/16/01  $1,616    87.9%     n/a        n/a         n/a       n/a
  East Winds                               96       11/1/00  $  982    92.0%    86.2%      16.2%       24.0%     47.3%
  Hawthorne Consolidation                  434       4/4/02     n/a     n/a      n/a        n/a         n/a       n/a
  Heritage Square                          80        4/4/02     n/a     n/a      n/a        n/a         n/a       n/a
  Holiday Square                          120       5/31/02     n/a     n/a      n/a        n/a         n/a       n/a
  Lake Grove Apartments                   368        2/3/97  $1,201    97.3%    97.3%      11.1%       11.1%     19.5%
  Maple Tree                               84       11/1/00  $1,013    96.8%    86.3%      12.0%       25.5%     61.4%
  Mid- Island Estates                     232        7/1/97  $1,014    97.4%    97.8%       8.8%        8.3%     25.4%
  Muncy Associates                         23       5/31/02     n/a     n/a      n/a        n/a         n/a       n/a
  Rider Terrace                            24       11/1/00  $  994    99.4%    95.7%      11.3%       15.6%     11.5%
  South Bay Manor                          61       9/11/00  $1,239    84.8%    69.8%      22.9%       49.4%    453.8%
  Southern Meadows                        452       6/29/01  $1,218    95.5%     n/a        n/a         n/a       n/a
  Stratford Greens                        359        3/1/02     n/a     n/a      n/a        n/a         n/a       n/a
  Terry Apartments                         65       11/1/00  $  979    91.1%    95.3%      12.3%        7.3%     18.9%
  Westwood Village                        242        3/1/02     n/a     n/a      n/a        n/a         n/a       n/a
  Woodmont Village Apts                    96        3/1/02     n/a     n/a      n/a        n/a         n/a       n/a
  Yorkshire Village Apts                   40        3/1/02     n/a     n/a      n/a        n/a         n/a       n/a
                                        ------              --------  ------   ------      -----      ------    -------  -----  ----
      Total Long Island Region          3,409                $1,197    94.0%    93.7%      12.2%       14.6%     34.8%   11.1%  8.4%

Hudson Valley, NY Region
  Carriage Hill                           140       7/17/96  $1,059    94.4%    97.0%      17.2%       14.0%     27.2%
  Cornwall Park                            75       7/17/96  $1,497    93.2%    89.9%      11.9%       15.9%     22.3%
  Lakeshore Villas                        152       7/17/96  $  874    91.6%    93.0%       9.7%        8.1%     16.5%
  Patricia                                100        7/7/98  $1,129    95.4%    98.0%      15.1%       12.0%     14.9%
  Sunset Gardens                          217       7/17/96  $  762    96.7%    94.4%      11.3%    14.0%        38.2%
                                        ------              --------  ------   ------      -----      ------    -------  -----  ----
      Total Hudson Valley Region          684                $  982    94.4%    94.5%      13.0%       12.8%        24.6% 1.9%  1.7%

New Jersey Region
  East Hill Gardens                        33        7/7/98  $1,177    98.0%    96.1%      18.3%       20.7%     27.0%
  Lakeview                                106        7/7/98  $  976    97.3%    98.7%       8.8%        7.2%     16.3%
  Oak Manor                                77        7/7/98  $1,441    95.0%    97.4%      11.7%        9.0%     15.4%
  Pleasant View                         1,142        7/7/98  $  926    92.3%    95.5%       8.6%        4.9%      4.9%
  Pleasure Bay                            270        7/7/98  $  788    96.8%    95.5%      10.5%       11.9%     19.4%
  Royal Gardens Apartments                550       5/28/97  $  943    96.3%    98.0%       7.2%        5.4%      1.6%
  Wayne Village                           275        7/7/98  $1,002    96.2%    97.0%       9.4%        8.6%     20.9%
  Windsor Realty                           67        7/7/98  $  942    96.1%    94.2%       8.8%       10.9%     23.8%
                                        ------              --------  ------   ------      -----      ------    -------  -----  ----
      Total New Jersey Region           2,520                $  945    94.6%    96.4%       8.8%        6.7%      8.8%    7.8%  6.2%



                                                  HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                                              YTD Through June 30, 2002          YTD '02 versus YTD '01
                                                                                                      % Growth
                                                                                               ---------------------
                                         # of      Date    YTD '02   YTD '02  Year Ago    Rental     Rental           YTD '02    %
                                         Apts.     Acqu.   Rent/Mo.   Occup.   Occup.     Rates      Revs.      NOI  % NOI   #Units
                                         ----      -----   -------   ------  --------    ------     ------      ---   ------ -------
Philadelphia Region
  Arbor Crossing                          134       7/28/99  $  731    93.7%    93.6%       6.2%        6.3%      6.1%
  Beechwood Gardens                       160        7/7/98  $  716    96.1%    91.0%       6.3%       12.3%     34.5%
  Castle Club                             158       3/15/00  $  776    97.5%    97.3%       7.0%        7.2%     18.3%
  Cedar Glen                              110        3/3/98  $  579    91.6%    90.4%      15.7%       17.2%     34.8%
  Chesterfield                            247       9/23/97  $  796    95.0%    94.6%       6.1%        6.5%     13.6%
  Curren Terrace                          318       9/23/97  $  834    90.5%    92.5%       6.2%        3.9%      0.6%
  Executive House                         100       9/23/97  $  856    97.2%    96.6%       4.0%        4.6%      3.5%
  Glen Brook                              173       7/28/99  $  706    96.2%    97.3%       6.3%        5.1%      5.0%
  Glen Manor                              174       9/23/97  $  697    91.5%    95.0%       6.5%        2.5%      5.3%
  Golf Club                               399       3/15/00  $  961    87.2%    92.4%      11.3%        5.0%      7.3%
  Green Acres                             212        3/1/02     n/a     n/a      n/a        n/a         n/a       n/a
  Hill Brook Place                        274       7/28/99  $  746    95.3%    96.3%       9.4%        8.3%     14.2%
  Home Properties of Bryn Mawr            316       3/15/00  $  995    90.1%    92.4%      10.6%        7.9%     12.7%
  Home Properties of Devon                628       3/15/00  $1,053    88.7%    93.3%       8.8%        3.5%      3.1%
  New Orleans Park                        308       9/23/97  $  733    93.5%    94.1%       6.4%        5.7%     19.0%
  Racquet Club                            467        7/7/98  $  879    96.1%    95.9%       5.8%        6.0%     13.5%
  Racquet Club South                      103       5/27/99  $  768    93.4%    95.4%       8.0%        5.7%      4.4%
  Ridley Brook                            244       7/28/99  $  747    97.3%    98.3%       6.6%        5.6%     11.2%
  Sherry Lake                             298       7/23/98  $1,011    94.7%    96.3%       8.9%        7.2%     14.3%
  Springwood Garden                        77       9/23/97  $  655    87.7%    87.5%      -1.3%       -1.1%      7.2%
  The Landings                            384      11/25/96  $  904    89.5%    95.1%       7.8%        1.5%      9.3%
  Trexler Park                            249       3/15/00  $  946    85.3%    93.7%       7.5%       -2.1%     -1.3%
  Valley View                             176       9/23/97  $  753    91.8%    93.9%       5.9%        3.6%     28.2%
  Village Square                          128       9/23/97  $  829    89.7%    92.3%       6.3%        3.4%      4.2%
  William Henry                           363       3/15/00  $1,007    87.7%    88.5%       9.6%        8.5%      7.0%
                                        ------              --------  ------   ------      -----      ------    -------  -----  ----
      Total Philadelphia Region         6,200                $  867    91.6%    93.9%       7.9%        5.2%      9.4%   16.0% 15.3%

Detroit, Michigan Region
  Bayberry Place                          120       9/30/00  $  785    95.9%    91.9%       5.1%        9.7%      2.7%
  Canterbury Square                       336      10/29/97  $  761    90.1%    95.3%       3.3%       -2.4%     -4.3%
  Carriage Hill                           168       9/29/98  $  766    93.4%    97.7%       2.5%       -1.9%      1.3%
  Carriage Park                           256       9/29/98  $  728    94.6%    96.4%       4.7%        2.8%      3.7%
  Charter Square                          492      10/29/97  $  855    88.8%    92.6%       5.2%        0.8%      1.5%
  Cherry Hill Club                        165        7/7/98  $  642    92.8%    95.6%       5.6%        2.6%     -3.3%
  Cherry Hill Village                     224       9/29/98  $  713    89.9%    92.9%       4.6%        1.2%     11.3%
  Deerfield Woods                         144       3/22/00  $  784    94.9%    98.9%       6.4%        2.2%      0.3%
  Fordham Green                           146      10/29/97  $  845    96.9%    92.4%       2.8%        7.7%     14.9%
  Golfview Manor                           44      10/29/97  $  558    97.2%    96.6%       6.7%        7.3%     11.5%
  Greentrees                              288      10/29/97  $  665    88.2%    96.9%       5.0%       -4.4%      4.0%
  Hampton Court                           182       9/30/00  $  646    93.9%    92.3%       9.4%       11.3%     34.2%
  Kingsley                                328      10/29/97  $  686    89.7%    92.1%       1.6%       -1.0%     -0.7%
  Macomb Manor                            217       3/22/00  $  670    96.2%    96.5%       4.8%        4.5%     -1.5%
  Oak Park Manor                          298      10/29/97  $  778    91.4%    96.5%       9.7%        3.8%     -1.2%
  Parkview Gardens                        484      10/29/97  $  612    95.4%    94.2%       4.1%        5.4%      5.6%
  Scotsdale                               376      11/26/97  $  693    92.8%    97.5%       4.6%       -0.5%      0.2%
  Southpointe Square                      224      10/29/97  $  643    88.9%    96.2%       3.7%       -4.2%      1.8%
  Springwells Park                        303        4/8/99  $1,000    88.3%    94.8%       6.3%       -1.0%     -1.3%
  Stephenson House                        128      10/29/97  $  674    92.6%    91.5%       3.2%        4.5%     -6.6%
  The Lakes                               434       11/5/99  $  899    85.9%    92.0%      -0.1%       -6.6%    -15.6%
  Woodland Gardens                        337      10/29/97  $  766    87.9%    97.0%       5.8%       -4.1%    -15.6%
                                        ------              --------  ------   ------      -----      ------    -------  -----  ----
     Total Detroit Region               5,694                $  748    91.0%    94.7%       4.5%        0.4%     -0.9%   11.7% 14.1%

Indiana Region
  Candlewood Apartments                   310       2/10/98  $  686    89.7%    89.0%       2.0%        2.8%     33.0%
  Maple Lane                              396        7/9/99  $  645    86.5%    82.6%       0.2%        5.0%     31.6%
                                        ------              --------  ------   ------      -----      ------    -------  -----  ----
     Total Indiana Region                 706                $  663    87.9%    85.5%       1.0%        4.0%     32.3%    1.2%  1.7%

Suburban Washington DC Region
  Braddock Lee                            254       3/16/98  $1,021    95.8%    95.4%      11.8%       12.2%     29.0%
  East Meadow                             150        8/1/00  $1,187    94.1%    97.6%       9.8%        5.8%     12.3%
  Elmwood Terrace                         504       6/30/00  $  756    92.3%    89.7%       9.0%       12.1%     29.3%
  Orleans Village                         851      11/16/00  $1,120    91.1%    97.7%      12.6%        5.1%      5.7%
  Park Shirlington                        294       3/16/98  $1,059    95.5%    97.4%      12.2%       10.1%     21.9%
  Pavilion Apartments                     432        7/1/99  $1,310    86.8%    92.4%      10.1%        3.4%      3.6%
  Seminary Hill                           296        7/1/99  $1,076    93.1%    93.5%      11.7%       11.2%     26.4%
  Seminary Towers                         548        7/1/99  $1,088    90.8%    93.7%      10.8%        7.4%     13.6%
  Tamarron Apartments                     132       7/16/99  $  991    99.0%    97.3%       8.6%       10.4%     20.5%
  The Manor - VA                          198       2/19/99  $  898    91.1%    97.6%       8.6%        1.4%      7.2%
  Virginia Village                        344       5/31/01  $1,086    87.7%     n/a        n/a         n/a       n/a
  Wellington Lakes                        160      10/24/01  $  692    90.1%     n/a        n/a         n/a       n/a
  Wellington Woods                        114      10/24/01  $  696    95.3%     n/a        n/a         n/a       n/a
                                        ------              --------  ------   ------      -----      ------    -------  -----  ----
      Total Suburban Washington         4,277                $1,037    91.5%    94.9%      11.0%        7.3%     13.8%   13.5% 10.6%
        DC Region

Central Virginia Region
  Carriage Hill - VA                      664        7/1/99  $  800    91.6%    92.9%       1.9%        0.4%     19.8%
                                        ------              --------  ------   ------      -----      ------    -------  -----  ----
     Total Central Virginia               664                $  800    91.6%    92.9%       1.9%        0.4%     19.8%    1.9%  1.6%

Connecticut Region
  Apple Hill                              498       3/27/98  $  980    90.9%    97.2%      13.7%        6.3%      1.9%
                                        ------              --------  ------   ------      -----      ------    -------  -----  ----
     Total Connecticut Region             498                $  980    90.9%    97.2%      13.7%        6.3%      1.9%    1.5%  1.2%


                                                  HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                                              YTD Through June 30, 2002          YTD '02 versus YTD '01
                                                                                                      % Growth
                                                                                               ---------------------
                                         # of      Date    YTD '02   YTD '02  Year Ago    Rental     Rental           YTD '02    %
                                         Apts.     Acqu.   Rent/Mo.   Occup.   Occup.     Rates      Revs.      NOI  % NOI   #Units
                                         ----      -----   -------   ------  --------    ------     ------      ---   ------ -------
Baltimore Region
  Bonnie Ridge                            966        7/1/99  $  932    91.3%    94.2%       8.1%        4.7%     20.7%
  Canterbury Apartments                   618       7/16/99  $  717    96.1%    96.5%       7.9%        7.5%      5.8%
  Carriage House                           50       4/30/98  $  611    85.7%    93.5%       7.5%       -1.5%      9.0%
  Country Village                         344       4/30/98  $  732    90.1%    93.2%       6.5%        2.9%      5.6%
  Falcon Crest                            396       7/16/99  $  797    91.5%    96.2%      12.3%        6.9%      6.3%
  Fenland Field                           234        8/1/01  $  872    93.6%     n/a        n/a         n/a       n/a
  Gateway Village                         132       7/16/99  $  967    95.1%    97.7%      13.3%       10.3%     10.8%
  Mill Towne Village Apts                 384       5/31/01  $  651    89.6%     n/a        n/a         n/a       n/a
  Morningside Heights                   1,050       4/30/98  $  718    89.1%    95.3%      10.3%        3.0%      6.4%
  Owings Run                              504       7/16/99  $  963    85.9%    91.7%       6.8%        0.0%     -2.7%
  Selford Townhomes                       102       7/16/99  $  998    89.1%    95.0%      14.0%        7.0%     11.3%
  Shakespeare Park                         82       7/16/99  $  606   100.3%    99.5%      -1.1%       -0.3%     -3.1%
  The Manor - MD                          435       8/31/01  $1,024    93.6%     n/a        n/a         n/a       n/a
  Timbercroft Townhomes                   284       7/16/99  $  643    99.3%    98.2%      -1.9%       -0.8%      2.3%
  Village Square Townhomes                370       7/16/99  $  842    97.8%    97.4%      11.7%       12.1%     14.2%
  Woodholme Manor                         176       3/31/01  $  580    93.4%     n/a        n/a         n/a       n/a
                                        ------              --------  ------   ------      -----      ------    -------  -----  ----
     Total Baltimore Region             6,127                $  809    91.9%    95.1%       8.5%        4.6%      8.4%   16.7% 15.2%

Illinois Region
  Blackhawk                               371      10/20/00  $  834    93.7%    96.4%       7.3%        4.3%     -5.4%
  Courtyards Village                      224       8/29/01  $  814    93.8%     n/a        n/a         n/a       n/a
  Cypress Place                           192      12/27/00  $  883    94.3%    98.3%       7.5%        3.1%     -5.2%
  The Colony                              783        9/1/99  $  861    89.6%    94.8%       5.2%       -0.6%     -9.1%
  The New Colonies                        672       6/23/98  $  675    92.9%    94.0%       8.3%        7.0%     12.5%
                                        ------              --------  ------   ------      -----      ------    -------  -----  ----
     Total Illinois Region              2,242                $  798    92.0%    95.2%       6.7%        2.8%     -2.0%    4.7%  5.5%

Maine Region
  Mill Co. Gardens                         95        7/7/98  $  628    96.3%    97.8%       8.0%        6.3%      5.4%
  Redbank Village                         500        7/7/98  $  689    94.0%    95.9%       7.9%        5.7%      6.7%
                                        ------              --------  ------   ------      -----      ------    -------  -----  ----
     Total Maine Region                   595                $  679    94.3%    96.2%       7.9%        5.8%      6.5%    1.5%  1.5%

Ohio Region
  Weston Gardens                          242        7/7/98  $  566    79.2%    89.2%       5.6%       -6.2%    -20.7%
                                        ------              --------  ------   ------      -----      ------    -------  -----  ----
     Total Ohio Region                    242                $  566    79.2%    89.2%       5.6%      -6.2%     -20.7%    0.2%  0.6%

Delaware Region
   Home Properties of Newark              432       7/16/99  $  698    90.3%    81.6%       5.8%       17.2%     43.1%
                                        ------              --------  ------   ------      -----      ------    -------  -----  ----
     Total Delaware Region                432                $  698    90.3%    81.6%       5.8%       17.2%     43.1%    0.9%  1.1%




TOTAL OWNED PORTFOLIO                   40,408               $  853    91.6%     n/a        n/a         n/a       n/a   100.0%100.0%
TOTAL CORE PORTFOLIO                    35,204               $  834    91.6%    94.2%       7.4%        4.4%      7.4%



2.       Occupancy Comparison by Regions
HOME PROPERTIES OF NEW YORK, INC.
June 30, 2002 Supplemental Information



OCCUPANCY COMPARISON BY REGIONS - CORE PROPERTIES


------------------------------------------------------------------------------------------------------------
                                                                     2ND QTR      1ST QTR
Region                                             % Units            2002         2002      Variance
------                                             -------            ----         ----      --------
Mid-Atlantic (Baltimore/Washington)                  25.8%            92.4%       91.1%        1.3%
New Jersey, Long Island, Hudson Valley               16.4%            95.7%       93.6%        2.1%
Philadelphia                                         15.3%            91.8%       91.3%        0.5%
Detroit                                              14.1%            92.5%       90.7%        1.8%
Upstate, NY                                          13.4%            89.4%       88.6%        0.8%
Chicago                                               5.5%            91.5%       93.0%       -1.5%
Misc.                                                 9.5%            90.6%       89.7%        0.9%
                                                      ----            -----       -----        ----

Total                                               100.0%            92.2%       90.9%        1.3%
                                                     ======           =====       =====

------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                     2ND QTR      2ND QTR
Region                                             % Units            2002         2001      Variance
------                                             -------            ----         ----      --------

Mid-Atlantic (Baltimore/Washington)                  25.8%            92.4%       95.3%       -2.9%
New Jersey, Long Island, Hudson Valley               16.4%            95.7%       95.2%        0.5%
Philadelphia                                         15.3%            91.8%       94.0%       -2.2%
Detroit                                              14.1%            92.5%       94.5%       -2.0%
Upstate, NY                                          13.4%            89.4%       93.0%       -3.7%
Chicago                                               5.5%            91.5%       94.7%       -3.2%
Misc.                                                 9.5%            90.6%       89.6%        1.0%
                                                     ----            -----       -----        ----

Total                                              100.0%            92.2%       94.2%       -2.0%
                                                   ======            =====      =====

------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                      JUNE        2ND QTR
Region                                             % Units            2002         2002      Variance
------                                             -------            ----         ----      --------

Mid-Atlantic (Baltimore/Washington)                  25.8%            93.0%       92.4%        0.6%
New Jersey, Long Island, Hudson Valley               16.4%            96.0%       95.7%        0.3%
Philadelphia                                         15.3%            92.6%       91.8%        0.8%
Detroit                                              14.1%            92.2%       92.5%       -0.3%
Upstate, NY                                          13.4%            90.0%       89.4%        0.6%
Chicago                                               5.5%            90.5%       91.5%       -1.0%
Misc.                                                 9.5%            91.0%       90.6%        0.4%
                                                      ----            -----       -----        ----

Total                                               100.0%            92.6%       92.2%        0.4%
                                                    ======            =====      =====

------------------------------------------------------------------------------------------------------------

3.       Resident Statistics

HOME PROPERTIES OF NEW YORK, INC.
June 30, 2002 Supplemental Information

RESIDENT STATISTICS
                              ---------------------  ---------------------------------------------  ----------------------
TOP SIX REASONS FOR MOVEOUTS   2ND QTR    1ST QTR     4TH QTR     3RD QTR    2ND QTR     1ST QTR      YEAR        YEAR
                                2002        2002       2001        2001       2001        2001        2001        2000

          Employment related      16.7%      16.7%       18.1%       18.7%      18.6%       18.0%       18.4%       18.9%

          Home purchase           14.5%      14.3%       15.5%       14.9%      13.8%       13.7%       14.6%       15.5%

          Rent                    10.1%      11.1%       10.9%       10.8%      10.9%       11.7%       11.0%        8.1%
          level

          Eviction/skip            8.5%       9.8%        9.1%        7.2%       7.4%        9.7%        8.2%        8.0%

          Transfer within HME      7.9%       8.5%        8.2%        7.4%       7.2%        7.4%        7.6%        6.8%

          Unknown                  6.3%       5.4%        7.0%        7.1%       8.2%        9.1%        7.7%       10.5%
                              ---------------------  ---------------------------------------------  ----------------------


          ----------------------------------------------------------------- ----------------------------------------------
          TRAFFIC                          Signed                 Signed    TURNOVER
                               Traffic     Leases     Traffic     Leases
                              2nd Qtr 02  2nd Qtr 02  Six Mos 02  Six Mos 02
                                 To          To         To          To
                              2nd Qtr 01  2nd Qtr 01  Six Mos 01  Six Mos 01  2nd Qtr 02  2nd Qtr 01  Six Mos 02  Six Mos 01
          Region
          Baltimore                -11%        13%        -14%         -5%        13%         13%         21%         22%
          Washington                -1%        27%        -16%          8%         6%          7%         12%         13%
          New Jersey                46%        18%         26%         33%        11%         11%         18%         20%
          Long Island              -18%        -7%        -20%         10%         5%          5%          9%         10%
          Hudson Valley             42%        12%         11%          8%         6%          6%         11%         12%
          Philadelphia              -5%        24%         -3%         12%         9%         10%         17%         17%
          Detroit                   10%         3%          3%          7%        11%         10%         19%         18%
          Rochester                -12%        10%        -10%          4%        13%         12%         21%         20%
          Buffalo                   20%        14%          7%          3%        15%         13%         25%         25%
          Syracuse                  -1%        -5%          2%         -3%        20%         20%         31%         29%
          Chicago                  -30%         0%        -23%          5%        13%         13%         20%         20%

          Total Portfolio           -1%        11%         -5%          6%        11%         11%         18%         19%
          ----------------------------------------------------------------- ----------------------------------------------


          ---------------------------------------------------------------------
                                 2nd Qtr 02   2nd Qtr 01  Six Mos 02  Six Mos 01

          BAD DEBTS AS % OF RENTS    0.31%       0.33%       0.40%      0.39%

4.       Same-Store Operating Expense Detail

HOME PROPERTIES OF NEW YORK, INC.
June 30, 2002 and 2001 Supplemental Information

SAME STORE OPERATING EXPENSE DETAIL




                                        2ND QTR    2ND QTR                           SIX MOS   SIX MOS
                                         2002       2001     QUARTER        %          2002      2001      SIX MOS      %
                                        ACTUAL     ACTUAL    VARIANCE    VARIANCE     ACTUAL    ACTUAL    VARIANCE  VARIANCE
                                       --------   -------  ----------  -----------  ---------  -------   ---------- -------
ELECTRICITY                             1,510       1,468       (42)        -2.9%     3,091     3,096          5       0.2%

GAS                                     2,127       2,810       683         24.3%     8,924    11,048      2,124      19.2%

WATER & SEWER                           2,129       2,072       (57)        -2.8%     4,159     4,053       (106)     -2.6%

REPAIRS & MAINTENANCE                   6,135       6,227        92          1.5%    10,449    10,335       (114)     -1.1%

PERSONNEL EXPENSE                       7,986       7,478      (508)        -6.8%    16,525    15,601       (924)     -5.9%

SITE LEVEL INCENTIVE COMPENSATION         176         222        46         20.7%       356       424         68      16.0%

ADVERTISING                             1,387       1,330       (57)        -4.3%     2,726     2,597       (129)     -5.0%

LEGAL & PROFESSIONAL                      268         262        (6)        -2.3%       571       505        (66)    -13.1%

OFFICE & TELEPHONE                      1,170       1,109       (61)        -5.5%     2,275     2,183        (92)     -4.2%

PROPERTY INS.                             414        835        421        50.4%     1,576     1,670          94       5.6%

REAL ESTATE TAXES                       8,776       7,657    (1,119)       -14.6%    16,791    15,124     (1,667)    -11.0%

SNOW                                       40          90        50         55.6%       564     1,009        445      44.1%

TRASH                                     621         587       (34)        -5.8%     1,220     1,208        (12)     -1.0%

PROPERTY MANAGEMENT G & A
                                        2,028       1,814      (214)       -11.8%     4,182     3,942       (240)     -6.1%
                                       --------  --------- ---------- ----------    --------  --------  ---------  ---------
TOTAL                                  34,767      33,961      (806)        -2.4%    73,409    72,795       (614)     -0.8%
                                     ========  ========= ========== ==========    ========  ========  =========  =========


5.       Breakdown of "Other Income"

HOME PROPERTIES OF NEW YORK, INC.
June 30, 2002 and 2001 Supplemental Information


BREAKDOWN OF "OTHER INCOME"

                                                                                              YTD          YTD
RECOGNIZED DIRECTLY BY HOME PROPERTIES:                             Q2 '02      Q2 '01        2002        2001
---------------------------------------                             ------      ------        ----        ----
              Recognized directly by Home Properties:
              Management fees                                          473         508          969         983
              Other                                                     62           -          115          (9)
                                                                    ------      ------       ------         ----
              Sub-total                                                 535        508        1,084         974


              Management Companies ( 99% / 95%
                 interest, see below)                                 (242)        108         (503)        (48)
                                                                    ------      ------       ------        ----
              Total Other Income                                       293         616          581         926
                                                                    ======      ======       ======        ====


MANAGEMENT COMPANIES DETAIL:
---------------------------

              Management fees                                          751         868        1,417       1,692
              Interest income                                          187         480          377         758
              Misc                                                      16          12           33          13
              General & Administrative                                (925)       (739)      (1,742)     (1,396)
              Interest expense                                        (173)       (382)        (386)       (839)
              Depreciation                                            (127)       (119)        (246)       (239)
              Taxes                                                     27         (11)          47         (45)
                                                                     -----       -----       ------       -----

                                                                      (244)        109         (500)        (56)
                                                                     =====      ======        =====       =====

              99%HPM / 95%HPRS to Home Properties                     (242)        108         (503)        (48)
                                                                     =====      ======       ======       =====


-------------------------------------------------------------------------------------------------------------------


COMBINED MANAGEMENT FEES                                             1,224       1,376        2,386       2,675
------------------------

COMBINED EBITDA                                                        377         649          792       1,283
---------------                                                      =====      ======       =======     ======



6.       Summary of Recent Acquisitions

HOME PROPERTIES OF NEW YORK, INC.
June 30, 2002 Supplemental Information





                                              SUMMARY OF RECENT ACQUISITIONS

                                                                          (1)                  WGTD. AVG.
                                                     PURCHASE    # OF     CAP   PURCHASE       PRICE PER
     COMMUNITY                MARKET        STATE     DATE      UNITS     RATE  PRICE (mm)        UNIT
----------------------------------------------------------------------------------------------------------
2002 ACQUISITIONS
Cambridge Village             Long Island     NY       3/1/02      82      8.6%      $5.40        $65,854
Stratford Greens              Long Island     NY       3/1/02     359      8.6%     $45.20       $125,905
Westwood Village              Long Island     NY       3/1/02     242      8.6%     $28.70       $118,595
Woodmont Village              Long Island     NY       3/1/02      96      8.6%      $8.10        $84,375
Yorkshire Village             Long Island     NY       3/1/02      40      8.6%      $3.10        $77,500
Green Acres                   Philadelphia    PA       3/1/02     212      8.6%      $9.80        $46,226
Hawthorne Court/Estates       Long Island     NY       4/4/02     434      8.6%     $31.00        $71,429
Heritage Square               Long Island     NY       4/4/02      80      8.6%      $6.40        $80,000
Muncy Apartments              Long Island     NY      5/31/02      23      8.6%      $3.20       $139,130
Holiday Square Apartments     Long Island     NY      5/31/02     120      8.6%      $6.30        $52,500
Gardencrest Apartments        Boston          MA      6/28/02     696      7.0%     $85.40       $122,701
                                                                ------------------------------------------
                                                  TOTAL YTD     2,384      8.0%    $232.60        $97,567
                                                                ===========================================

                                                                          (1)                  WGTD. AVG.
                                                     PURCHASE    # OF     CAP   PURCHASE       PRICE PER
     COMMUNITY                MARKET        STATE     DATE      UNITS     RATE  PRICE (mm)        UNIT
----------------------------------------------------------------------------------------------------------
2001 ACQUISITIONS
Wellington Woods/Lakes        NoVA/DC         VA     10/24/01     274     10.0%     $11.10        $40,511
The Manor                     NoVA/DC         MD      8/31/01     435      9.2%     $36.40        $83,678
Courtyards Village            Chicago         IL      8/29/01     224      9.4%     $12.80        $57,143
Fenland Field                 Baltimore       MD       8/1/01     234      9.8%     $14.50        $61,966
Devonshire Hills              Long Island     NY      7/16/01     297      9.3%     $47.50       $159,933
Southern Meadows              Long Island     NY      6/29/01     452      9.6%     $39.30        $86,947
Sandalwood Apartments         Baltimore       MD      5/31/01     384      8.2%     $17.60        $45,833
Virginia Village              NoVA/DC         VA      5/31/01     344      8.8%     $27.00        $78,488
Woodholme Manor               Baltimore       MD      3/30/01     176      9.6%      $5.80        $32,955
----------------------------------------------------------------------------------------------------------
                                                  TOTAL YTD     2,820      9.3%    $212.00        $75,177
                                                                ===========================================

---------------------------------------------------------------------------------------------------------
TOTAL 2001 AND 2002 ACQUISITIONS                                5,204              $444.60        $85,434
---------------------------------------------------------------------------------------------------------


(1) CAP rate based on projected NOI after allowance for 3% management fee but before capital expenditures

7.       Summary of Recent Sales

HOME PROPERTIES OF NEW YORK, INC.
June 30, 2002 Supplemental Information



                                                   SUMMARY OF RECENT SALES

                                                                          (1)              WGTD. AVG.
                                                     SALE      # OF       CAP     SALES    PRICE PER
    COMMUNITY            MARKET             STATE    DATE      UNITS      RATE    PRICE (mm)  UNIT
-----------------------------------------------------------------------------------------------------
2002 SALES
Lansdowne               Philadelphia        PA      1/23/02      222       10.7%     $8.80   $39,640
Ridgeway Court          Philadelphia        PA      1/23/02       66       11.2%     $2.60   $39,394
Old Friends             Baltimore           MD      1/24/02       51       10.4%     $2.50   $49,020
Finger Lakes Manor      Rochester           NY       4/4/02      153        8.4%     $7.90   $51,634
Conifer Village         Syracuse            NY      4/19/02      199       11.8%     $7.10   $35,678
Rolling Park            Baltimore           MD      5/31/02      144        8.7%     $8.20   $56,944
Cloverleaf Village      Pittsburgh          PA      6/28/02      148        9.6%     $5.20   $35,135
                                                            -----------------------------------------
                                                  TOTAL YTD      983        9.9%    $42.30   $43,032
                                                            =========================================


                                                                        (1)                WGTD. AVG.
                                                   SALE      # OF       CAP      SALES     PRICE PER
    COMMUNITY            MARKET           STATE    DATE      UNITS      RATE      PRICE (mm)  UNIT
-----------------------------------------------------------------------------------------------------
2001 SALES
Mountainside            Hudson Valley, NY   NY     10/31/01      227        9.1%    $13.10   $57,709
Towers Apartments       Northern NJ         NJ     10/31/01      137        9.2%    $10.70   $78,102
Riverdale               Central VA          VA      8/15/01      580        9.4%    $18.30   $31,552
Strawberry Hill         Baltimore           MD      8/15/01      145        7.9%     $5.30   $36,552
Laurel Pines            No VA/DC            MD      8/15/01      236        8.7%    $11.90   $50,424
Doub Meadow             Baltimore           MD      8/15/01       95       10.8%     $3.40   $35,789
Country Club            Baltimore           MD      8/15/01      150        9.9%     $7.60   $50,667
Hamlet Court            Rochester           NY      8/15/01       98        8.6%     $3.60   $36,735
Ivy Ridge               Rochester           NY      7/17/01      135        9.7%     $5.40   $40,000
Hill Court              Rochester           NY      7/17/01       95        9.5%     $3.80   $40,000
Springcreek Apartments  Rochester           NY      6/15/01       82        9.8%     $2.50   $30,488
Fairways Apartments     Buffalo             NY      5/17/01       32        9.0%     $1.80   $56,250
Garden Village          Buffalo             NY      5/17/01      315        9.0%    $13.60   $43,175
Williamstowne           Buffalo             NY      5/17/01      528        8.9%    $21.50   $40,720
------------------------------------------------------------------------------------------------------
                                                  TOTAL YTD    2,855        9.2%   $122.50   $42,907
                                                            =========================================


(1) CAP rate based on projected NOI after allowance for 3% management fee but before capital expenditures

8.       Breakdown of Owned Units by Market

HOME PROPERTIES OF NEW YORK, INC.
June 30, 2002 Supplemental Information





                                                           BREAKDOWN OF OWNED UNITS BY MARKET





                                               NET                                             NET
                                          ACQUIRED           AS OF        12/31/01        ACQUIRED          AS OF         CURRENT
         MARKET            STATE           IN 2001        12/31/01      % OF UNITS         IN 2002        6/30/2002     % OF UNITS
----------------------------------------------------------------------------------------------------------------------------------
PHILADELPHIA                 PA                              6,276          16.09%             -76          6,200          15.34%
BALTIMORE                    MD                404           6,322          16.21%            -195          6,127          15.16%
DETROIT                      MI                              5,694          14.60%                          5,694          14.09%
SUBURBAN WASH                DC                817           4,277          10.96%                          4,277          10.58%
LONG ISLAND                  NY                749           1,933           4.96%           1,476          3,409           8.44%
NORTHERN NJ                  NJ               -137           2,520           6.46%                          2,520           6.24%
ROCHESTER                    NY               -410           2,565           6.58%            -153          2,412           5.97%
CHICAGO                      IL                224           2,242           5.75%                          2,242           5.55%
BUFFALO                      NY               -875           1,644           4.21%                          1,644           4.07%
SYRACUSE                     NY                              1,565           4.01%            -199          1,366           3.38%
SOUTH BEND                   IN                                706           1.81%                            706           1.75%
BOSTON                       MA                                  0           0.00%             696            696           1.72%
HUDSON VALLEY                NY               -227             684           1.75%                            684           1.69%
CENTRAL VIRGINIA             VA               -580             664           1.70%                            664           1.64%
PORTLAND                     ME                                595           1.53%                            595           1.47%
HAMDEN                       CT                                498           1.28%                            498           1.23%
DOVER                        DE                                432           1.11%                            432           1.07%
NORTH/CENTRAL                OH                                242           0.62%                            242           0.60%
PITTSBURGH                   PA                                148           0.38%            -148              0           0.00%
                                -------------------------------------------------------------------------------------------------
TOTAL                                          -35          39,007          100.0%           1,401         40,408          100.0%





TOTAL NY STATE                                -763           8,391           21.5%           1,124          9,515           23.5%
TOTAL UPSTATE, NY                           -1,285           5,774           14.8%            -352          5,422           13.4%
TOTAL MID-ATLANTIC                             504          20,639           52.9%            -419         20,220           50.0%

9.       Debt Summary Schedule

HOME PROPERTIES OF NEW YORK, INC.
June 30, 2002 Supplemental Information

DEBT SUMMARY SCHEDULE

FIXED
----
                                                                                  MATURITY     YEARS TO
PROPERTY                         LENDER                  RATE       BALANCE         DATE       MATURITY
--------                         ------                  ----       -------       --------     --------
ROYAL GARDENS                    Wachovia               7.6600     10,592,754     08/01/02      0.09
BAYBERRY                         AMEX/IDS               9.7500      2,420,624     10/01/02      0.25
VILLAGE GREEN                    John Hancock           7.7500      4,438,048     11/01/02      0.34
BROOK HILL                       John Hancock           7.7500      4,526,809     11/01/02      0.34
1600 ELMWOOD                     John Hancock           7.7500      4,970,615     11/01/02      0.34
TERRY                            North Fork Bank        7.7500      1,899,301     05/01/03      0.84
CURREN TERRACE                   GMAC                   8.3550      9,026,502     11/01/03      1.34
ELMWOOD TERRACE                  John Hancock           8.2500      4,521,542     11/01/03      1.34
SHERRY LAKE                      GMAC                   7.8750      5,955,412     01/01/04      1.51
GLEN MANOR                       AMEX/IDS               8.1250      3,486,799     05/01/04      1.84
SEMINARY TOWERS 3rd              Wachovia               5.9100     17,360,151     07/01/04      2.01
CASTLE CLUB (HP @)               Legg Mason RE          9.5500      6,989,356     03/01/05      2.67
WILLIAM HENRY                    Legg Mason RE          7.6400     13,875,398     10/01/05      3.26
BAYVIEW/COLONIAL                 Midland Loan           8.3500      5,894,602     11/01/05      3.34
IDLYWOOD                         Morgan Guaranty        8.6250      8,953,764     11/01/05      3.34
CAMBRIDGE VILLAGE - 2nd (*)      North Fork Bank        8.5000        567,942     11/01/05      3.34
CHERRY HILL                      Prudential             7.9900      4,336,840     01/01/06      3.51
CARRIAGE HILL - MI               Prudential-Fannie Mae  7.3600       3,631,407    01/01/06      3.51
CARRIAGE PARK                    Prudential-Fannie Mae  7.4800      5,235,811     01/01/06      3.51
MID-ISLAND                       North Fork Bank        7.5000      6,675,000     05/01/06      3.84
DEVONSHIRE - 1st (*)             AMI Capital            8.0000     19,263,928     06/01/06      3.92
NEWCASTLE                        Presidential Funding   6.4500      6,000,000     07/31/06      4.09
COUNTRY VILLAGE                  PW Funding             8.3850      6,420,845     08/01/06      4.09
HAMPTON COURT                    ORIX RE Capital        8.8750      3,489,916     09/01/06      4.18
RAINTREE                         Capitalized Lease      8.5000      5,994,159     11/01/06      4.34
HERITAGE SQUARE (*)              Larson Financial       8.7750      2,945,009     11/01/06      4.34
HAWTHORNE COURT (*)              Larson Financial       8.7750     10,353,548     11/01/06      4.34
WOODMONT VILLAGE - 1st (*)       North Fork Bank        8.3750      2,568,853     12/01/06      4.42
WOODGATE PLACE                   ARCS Mortgage          7.8650      3,305,187     01/01/07      4.51
MILL TOWNE VILLAGE               Prudential-Fannie Mae  6.3250      8,530,000     01/01/07      4.51
SEMINARY TOWERS - 1st            Wachovia               8.2200      2,392,089     07/01/07      5.01
SEMINARY TOWERS - 2nd            Wachovia               8.4000      1,918,717     07/01/07      5.01
SOUTHERN MEADOWS (*)             CapMark Svcs.          8.2340     19,039,347     07/11/07      5.03
COURTYARDS VILLAGE (*)           Berkshire Mtg-Freddie  7.8800      5,024,759     08/01/07      5.09
GARDENCREST (*)                  Legg Mason(Sun Life)   9.8750      5,622,387     11/01/07      5.34
STRATFORD GREENS - 1st (*)       North Fork Bank        7.2000     13,773,987     12/01/07      5.42
STRATFORD GREENS - 2nd (*)       North Fork Bank        8.5000      1,965,544     12/01/07      5.42
MAPLE LANE APTS - II             AMI Capital            7.2050      5,782,407     01/01/08      5.51
PAVILION - 2nd                   Capri Capital          7.4500      3,812,501     01/01/08      5.51
VALLEY PARK S                    Capri Capital          6.9300      9,652,413     01/01/08      5.51
VALLEY PARK SOUTH - 2nd          Capri Capital          6.7400      3,771,476     01/01/08      5.51
VIRGINIA VILLAGE                 First Union NB - Svcr  6.9100      9,484,609     01/01/08      5.51
CYPRESS PLACE                    Reilly Mortgage        7.1300      6,462,753     01/01/08      5.51
CANDLEWOOD, IND                  Morgan Guaranty        7.0200      7,416,969     02/01/08      5.59
CAMBRIDGE VILLAGE - 1st (*)      North Fork Bank        7.3750      2,672,833     03/01/08      5.67
YORKSHIRE VILLAGE (*)            North Fork Bank        7.3750      1,527,325     03/01/08      5.67
CANTERBURY - 4                   Allfirst Mtg           7.6700      2,079,050     06/01/08      5.93
DETROIT PORTFOLIO                Morgan Guaranty        7.5100     46,357,573     06/01/08      5.93
WELLINGTON WOODS/LAKES           ORIX RE Capital        6.9800      7,872,617     06/01/08      5.93
SHERWOOD GARDENS                 Legg Mason RE          6.9800      2,976,863     07/01/08      6.01
WESTWOOD VILLAGE - 1st (*)       M and T Bank           7.4100     15,888,082     10/31/08      6.34
WESTWOOD VILLAGE - 2nd (*)       M and T Bank           8.7600        990,279     11/01/08      6.35
WOODMONT VILLAGE - 2nd (*)       North Fork Bank        8.5000      1,086,498     11/01/08      6.35
GOLF CLUB (HP @)                 ARCS Mortgage          6.5850     16,575,624     12/01/08      6.43
DEVONSHIRE - 2nd                 AMI Capital            6.7200      4,993,089     01/01/09      6.51
MANSION HOUSE                    1st Niagara Bank       7.5000        662,858     01/01/09      6.51
RIDLEY PORTFOLIO                 Klorfine et. al.       8.0000     15,750,000     07/28/09      7.08
GREEN ACRES (*)                  M and T Bank           6.8700      5,751,632     11/01/09      7.35
MULTI-PROPERTY                   M & T Bank - Freddie   7.5750     45,400,000     05/01/10      7.84
HP@DEVON (SGRTWN MEWS)           Prudential-Fannie Mae  7.5000     28,892,000     10/01/10      8.26
TREXLER PARK (HP @)              Prudential-Fannie Mae  7.5000     10,140,000     10/01/10      8.26
MULTI-PROPERTY                   Prudential-Fannie Mae  7.2500     32,978,000     01/01/11      8.51
MULTI-PROPERTY                   Prudential-Fannie Mae  6.3600      8,141,000     01/01/11      8.51
MULTI-PROPERTY                   Prudential-Fannie Mae  6.1600     58,881,000     01/01/11      8.51
ORLEANS VILLAGE                  Prudential-Fannie Mae  6.8150     43,745,000     01/01/11      8.51
RACQUET CLUB                     Prudential-Fannie Mae  6.8750     22,616,442     04/01/11      8.76
TIMBERCROFT TH's 1 - 1st         GMAC                   8.5000        812,637     05/01/11      8.84
MEADOWS APARTMENTS               Prudential-Fannie Mae  6.8750      3,485,150     05/01/11      8.84
LAKE GROVE                       Prudential-Fannie Mae  6.5400     27,524,007     12/01/11      9.43
TIMBERCROFT TH's 3 - 1st         GMAC                   8.0000      1,102,078     02/01/12      9.60
CANDLEWOOD GARDENS, NY           M&T Bank-Freddie Mac   6.8300      2,837,725     03/01/12      9.68
EMERSON SQUARE                   M&T Bank-Freddie Mac   6.8500      2,294,141     03/01/12      9.68
FAIRVIEW                         M&T Bank-Freddie Mac   6.8500      7,720,284     03/01/12      9.68
PARADISE LANE                    M&T Bank-Freddie Mac   6.8300      9,006,908     03/01/12      9.68
APPLE HILL                       M&T Bank-Freddie Mac   6.6500     26,038,741     03/01/12      9.68
PERINTON MANOR                   M&T Bank-Freddie Mac   6.8500      9,550,311     03/01/12      9.68
GATEWAY VILLAGE                  Prudential-Fannie Mae  6.8850      7,291,785     05/01/12      9.84
COLONIES                         Prudential-Fannie Mae  7.1100     22,215,743     06/01/12      9.93
HARBORSIDE MANOR                 M&T Bank-Freddie Mac   6.8500      7,550,000     07/01/12     10.01
PEARL STREET                     M&T Bank-Freddie Mac   6.8300      1,135,000     07/01/12     10.01
WESTMINISTER PLACE               M&T Bank-Freddie Mac   6.8500      6,800,000     07/01/12     10.01
SUNSET GARDENS                   M&T Bank-Freddie Mac   6.8300      6,100,000     07/01/12     10.01
LAKESHORE VILLAS                 M&T Bank-Freddie Mac   6.8500      5,185,000     07/01/12     10.01

                                                                                  MATURITY     YEARS TO
PROPERTY                         LENDER                  RATE       BALANCE         DATE       MATURITY
--------                         ------                  ----       -------       --------     --------
CORNWALL PARK                    M&T Bank-Freddie Mac   6.8300      5,800,000     07/01/12     10.01
CARRIAGE HILL - NY               M&T Bank-Freddie Mac   6.8500      6,000,000     07/01/12     10.01
PATRICIA APTS                    M&T Bank-Freddie Mac   6.8300      5,500,000     07/01/12     10.01
WOODHOLME MANOR                  Prudential-Fannie Mae  7.1600      3,909,525     07/01/12     10.01
MORNINGSIDE/CARRIAGE HL          Morgan Guaranty        6.9900     19,160,441     05/01/13     10.84
MULTI-PROPERTY                   Prudential-Fannie Mae  6.4750    100,000,000     08/31/13     11.18
DEERFIELD WOODS                  GE Financial           7.0000      3,313,505     01/01/14     11.52
SPRINGWELLS                      AMEX/IDS               8.0000     10,962,250     07/01/15     13.01
PINES OF PERINTON                NYS Urban Development  8.5000      8,117,164     05/01/18     15.85
CANTERBURY I - 2nd               Allfirst Mtg           8.5000      1,247,518     06/01/18     15.93
CANTERBURY I I- 2nd              Allfirst Mtg           8.5000      1,032,931     06/01/18     15.93
CANTERBURY I I I- 2nd            Allfirst Mtg           8.5000        586,086     06/01/18     15.93
CANTERBURY I - 1st               GMAC                   7.5000      3,498,418     06/01/18     15.93
PAVILION - 1st                   Capri Capital          8.0000      8,365,764     11/01/18     16.35
BONNIE RIDGE                     Prudential             6.6000     18,102,044     12/15/18     16.47
TIMBERCROFT TH's 3 - 2nd         Allfirst Mtg           8.3750      3,278,903     06/01/19     16.93
TIMBERCROFT TH's 1 - 2nd         Allfirst Mtg           8.3750      2,226,125     06/01/19     16.93
CANTERBURY I I - 1st             HUD                    7.5000      3,497,041     09/01/19     17.18
VILLAGE GREEN, FW                ARCS Mortgage          8.2300      4,109,721     10/01/19     17.27
RAINTREE                         Leasehold Mortgage     8.5000      1,102,235     04/30/20     17.85
HP@NEWARK (CHSTNT CRSG)          Reilly Mortgage        9.3400      9,525,417     07/01/20     18.02
MACOMB MANOR                     EF&A Funding           8.6300      3,907,997     06/01/21     18.93
VILLAGE SQUARE 1&2               Continental Wingate    8.1250      6,294,929     08/01/21     19.10
CANTERBURY I I I - 1st           USGI, Inc.             7.5000      2,459,302     11/01/21     19.35
SHAKESPEARE PARK                 Reilly Mortgage        7.5000      2,526,313     01/01/24     21.52
HOLIDAY SQUARE (*)               Red Capital(Servicer) 10.8500      3,927,438     03/01/24     21.68
BLACKHAWK                        Capstone Realty        7.6500     10,557,129     10/01/31     29.27
OWINGS RUN 1                     Reilly Mortgage        8.0000     17,431,677     10/01/35     33.28
OWINGS RUN 2                     Prudential Huntoon     8.0000     14,536,436     06/01/36     33.95


     WTD AVG - FIXED SECURED                              7.28  1,093,953,667                   9.09
     % OF PORTFOLIO - FIXED                                     --------------
                                                                         99.4%

VARIABLE SECURED
----------------
MAPLE LANE - I  - Eqv. Bond Yield    Civitas Bank       3.2500      6,155,000     07/27/07      5.08
      Adjusts Weekly


     WTD AVG - VARIABLE SECURED                           3.25      6,155,000                   5.08
                                                                    ---------

     WTD AVG - TOTAL SECURED DEBT                          7.26   1,100,108,667                 9.07

VARIABLE UNSECURED - LINE OF CREDIT
-----------------------------------
LINE OF CREDIT              M and T Bank et. al.         3.0890    58,000,000     09/01/02      0.17
        Adjusts Daily  LIBOR + 125                                 ----------


     WTD AVG - COMBINED DEBT                              7.05  1,158,108,667                   8.62
                                                                -------------


--------------------------------------------------------------                              ------------
WTG AVG - TOTAL SECURED DEBT                              7.26                                  9.07
--------------------------------------------------------------                              ------------
WTD AVG - TOTAL PORTFOLIO                                 7.05                                  8.62
--------------------------------------------------------------                              ------------



(*) Principal Balance noted represents unpaid balance to lender. General ledger balance has been adjusted pursuant to APB #16 to reflect fair market value.
Reconciliation to General Ledger:



 Total Debt Per Schedule                                       $1,158,108,667
                                                               --------------
Net adjustment to FMV                                               4,932,648
                                                               --------------
Total Debt Per General Ledger                                  $1,163,041,315
                                                               ==============


               FREE & CLEAR PROPERTIES
--------------------------------------------------------------------

1600 East Avenue                164  Hawthorne Estates          26
Beechwood Gardens               160  Maple Tree                 84
Carriage Hill - VA              664  Muncy - Holiday Square     23
Cedar Glen                      110  Northgate Manor           224
Colony - Chicago                783  Rider Terrace              24
Coventry Village                 94  South Bay Manor            61
East Hill Gardens                33  The Lakes                 434
Fenland Field                   234  Weston Gardens            242
Gardencrest                      60  Village Square - MD       144


TOTAL FREE AND CLEAR
PROPERTIES:                      18               UNITS:      3,564


----------------------------------------------------------------------
                      FIXED RATE
             MATURING DEBT SCHEDULE
----------------------------------------------------------------------
                MATURING        WTD AVG     PERCENT OF
  YEAR            DEBT           RATE        TOTAL
  ----            ----           ----        -----
  2002      $  26,948,850         7.89      2.46%
  2003         15,447,346         8.25      1.41%
  2004         26,802,362         6.63      2.45%
  2005         36,281,062         8.38      3.32%
  2006         76,915,316         8.03      7.03%
  2007         61,572,018         7.85      5.63%
  2008        144,409,873         7.21     13.20%
  2009         27,157,579         7.51      2.48%
  2010         84,432,000         7.54      7.72%
  2011        198,183,236         6.65     18.12%
2012 - 2036   395,804,025         7.17     36.18%
            -------------
 TOTAL     $1,093,953,667         7.28     100.00%

10.      Net Asset Value Calculation

HOME PROPERTIES OF NEW YORK, INC.
June 30, 2002 Supplemental Information


NET ASSET VALUE CALCULATION
---------------------------
                                                                          =======
Cap Rate (after 3% G & A, before capital           8.50%       8.75%        9.0%       9.25%        9.50%
expenditures)                                      -----       -----        ----       -----        -----


2nd QTR 2002
------------
Rent                                                94,352      94,352      94,352      94,352       94,352
Property other income (without GP interest
effect)                                              3,548       3,548       3,548       3,548        3,548
Operating & maintenance expense                    (39,451)    (39,451)    (39,451)    (39,451)     (39,451)
                                                   -------     -------     -------     -------      -------
Property NOI                                        58,449      58,449      58,449      58,449       58,449
Adjustment for 2nd QTR acquisitions                  1,643       1,643       1,643       1,643        1,643
                                                   -------     -------     -------     -------      -------
Effective 2nd QTR "run rate"                        60,092      60,092      60,092      60,092       60,092

Annualized (2nd qtr = 25.1% due to seasonality)    239,411     239,411     239,411     239,411      239,411
NOI growth for next 12 months @ 4%                   9,576       9,576       9,576       9,576        9,576
                                                  --------    --------    --------    --------      -------
Adjusted NOI                                       248,987     248,987     248,987     248,987      248,987


                                                         -
Real estate value using above cap rate           2,929,263   2,845,569   2,766,526   2,691,755    2,620,919
Property Management activities                           -
   (2002 YTD EBITDA X 2 / 20%)                       7,920       7,920       7,920       7,920        7,920
Cash                                                12,739      12,739      12,739      12,739       12,739
Other assets                                       118,765     118,765     118,765     118,765      118,765
Less:
  Deferred charges                                  (6,740)     (6,740)     (6,740)     (6,740)      (6,740)
  Goodwill                                          (4,784)     (4,784)     (4,784)     (4,784)      (4,784)
                                                  --------    --------    --------    --------      -------
Gross value                                      3,057,163   2,973,469   2,894,426   2,819,655    2,748,819
Less liabilities & perpetual preferred stock    (1,180,786) (1,180,786) (1,180,786) (1,180,786)  (1,180,786)
                                                 ---------   ---------   ---------   ---------   ----------
NET ASSET VALUE                                  1,876,377  $1,792,683  $1,713,640  $1,638,869   $1,568,033
                                                 ==========  =========== =========== =========== ==========

PER SHARE/UNIT - FULLY DILUTED                    $  40.85    $  39.03    $  37.31    $  35.68     $  34.14
                                                 ==========  ==========  ==========  ==========  = ========
           45,929.0  shares


-------------------------------------------------------------------------------------------------------------
Economic CAP rate (after cap ex reserve of
   $525 per unit)                                     7.78%       8.00%       8.23%       8.46%        8.69%

-----------------------------------------------------------------------------======-------------------------




Adjustment for Acquisitions
----------------------------
                                                                   Initial              # of days
                                                                 Unleveraged Quarterly   Missing
Property            Units    Region         Price       Date       Return       NOI      In Quarter     Adj
--------            -----    ------         -----      -----     -------      --------  -----------   --------
Hawthorne Court      434    Long Island    31,000      4/4/02        8.6%       667          3           22
Heritage Square       80    Long Island     6,400      4/4/02        8.6%       138          3            5
Muncy Apartments      23    Long Island     3,200     5/31/02        8.6%        69         61           47
Holiday Square       120    Long Island     6,300     5/31/02        8.6%       135         61           92
Gardencrest          696    Boston         85,400     6/28/02        7.0%      1,495        89        1,478
                                                                                                      -----
                                                                                                      1,643

--------------------------------------------------------------------------------
Reconciliation to financial statements:                      Other      O & M
                                                    Rent     Income    Expense
                                                    ----     ------    -------
Per financial statement                            94,352     3,566   (39,451)
Remove GP interest loss included in other income                (18)
Add back properties classified as discontinued
 operations still owned at June 30, 2002                -         -          -
                                                    --------    ------   ------
Proper run rate before acquisitions                94,352     3,548   (39,451)
                                                  ========    ======   ======

Operating expenses now include a charge for G & A, so NAV calculation does not need additional allocation.

11.      Capital Expenditure Summary

                           HOME PROPERTIES OF NY, INC.
                     JUNE 30, 2002 SUPPLEMENTAL INFORMATION

                      RECURRING CAPITAL EXPENDITURE SUMMARY

         The Company has a policy to capitalize costs related to the acquisition, development, rehabilitation, construction, and improvement of properties. Capital improvements are costs that increase the value and extend the useful life of an asset. Ordinary repair and maintenance costs that do not extend the useful life of the asset are expensed as incurred. Costs incurred on a lease turnover due to normal wear and tear by the resident are expensed on the turn. Recurring capital improvements typically include: appliances, carpeting and flooring, HVAC equipment, kitchen/ bath cabinets, new roofs, site improvements and various exterior building improvements. Non- recurring upgrades include, among other items: community centers, new windows, and kitchen/ bath apartment upgrades. The Company capitalizes interest and certain internal personnel costs related to the communities under rehabilitation and construction.


The table below is a list of the items that management considers recurring, non-revenue enhancing capital and maintenance expenditures for a standard garden style apartment. Included are the per unit replacement cost and the useful life that management estimates the Company incurs on an annual basis.

                                                                                     MAINTENANCE
                                                                     CAPITALIZED       EXPENSE           TOTAL
                                         CAPITALIZED                 EXPENDITURE       COST PER        COST PER
                                           COST PER       USEFUL       PER UNIT          UNIT            UNIT
CATEGORY                                     UNIT        LIFE(1)     PER YEAR(2)     PER YEAR(3)       PER YEAR
---------------------------------------------------------------------------------------------------------------------
Appliances                                  $1,000           18           $ 55          $    5         $    60
Blinds/Shades                                  130            6           $ 22               6              28
Carpets/cleaning                               840            6           $140              97             237
Computers, equipment, misc.(4)                 120            5           $ 22              29              51
Contract repairs                                 -            -           $  -             102             102
Exterior painting (5)                           84            5           $ 17               1              18
Flooring                                       250            8           $ 31               -              31
Furnace/Air (HVAC)                             765           24           $ 32              43              75
Hot water heater                               130            7           $ 19               -              19
Interior painting                                -            -           $  -             138             138
Kitchen/bath cabinets                        1,100           25           $ 44               -              44
Landscaping                                      -            -           $  -             106             106
New roof                                       800           23           $ 35               -              35
Parking lot                                    400           15           $ 27               -              27
Pool/ Exercise facility                        100           15           $  7              23              30
Windows                                        980           36           $ 27               -              27
Miscellaneous (6)                              705           15           $ 47              40              87
---------------------------------------------------------------------------------------------------------------------
Total                                       $7,404                        $525            $590          $1,115
---------------------------------------------------------------------------------------------------------------------

(1)Estimated weighted average actual physical useful life of the expenditure capitalized.
(2)This amount is not necessarily incurred each and every year. Some years will be higher, or lower depending on the timing of certain longer life expenditures.
(3)These expenses are included in the Operating and maintenance line item of the Consolidated Statement of Operations. Maintenance labor costs are not included in the $590 per unit maintenance estimate. All personnel costs for site supervision, leasing agents, and maintenance staff are combined and disclosed in the Company's same- store expense detail schedule. The annual per unit cost of maintenance staff would add another $570 to expenses and total cost figures provided.
(4)Includes computers, office equipment/ furniture, and maintenance vehicles.
(5)The level of exterior painting may be lower than other similar titled presentations as the Company's portfolio has a significant amount of brick exteriors. In addition, other exposed exterior surfaces are most often covered with aluminum or vinyl.
(6)Includes items such as; balconies, siding, and concrete/sidewalks.

In reviewing the breakdown of costs above, one must consider the Company's unique strategy in operating apartments, which has been to improve every property every year regardless of age. Another part of its strategy is to purchase older properties and rehab and reposition them to enhance internal rates of return. This strategy results in higher costs of capital expenditures and maintenance costs which is more than justified by higher revenue growth, higher net operating income growth and a higher rate of property appreciation.

                           HOME PROPERTIES OF NY, INC.
                     JUNE 30, 2002 SUPPLEMENTAL INFORMATION

                           CAPITAL EXPENDITURE SUMMARY

         The Company estimates that during the three and six month periods ended June 30, 2002, approximately $131 and $262 per unit was spent on recurring capital expenditures, respectively. The table below summarizes the breakdown of capital improvements by major categories between recurring and non-recurring, revenue generating capital improvements as follows:


                                    FOR THE THREE-MONTH PERIOD ENDED JUNE 30, 2002
                                        (IN THOUSANDS, EXCEPT PER UNIT DATA)

                                                       NON-                   TOTAL
                              RECURRING              RECURRING               CAPITAL
                               CAP EX   PER UNIT(a)   CAP EX   PER UNIT(a) IMPROVEMENTS  PER UNIT(a)
                              --------  ----------   --------  ----------  ------------  -----------
New Buildings                $      -    $     -    $  1,547    $  39       $1,547         $39
Major building improvements       902         23       4,338      109        5,240         132
Roof replacements                 345          9       1,475       37        1,820          46
Site improvements                 331          8       3,603       91        3,934          99
Apartment upgrades                651         16       7,522      190        8,173         206
Appliances                        541         14         520       13        1,061          27
Carpeting/Flooring              1,698         43       1,029       26        2,727          69
HVAC/Mechanicals                  500         12       2,830       71        3,330          83
Miscellaneous                     222          6         929       23        1,151          29
                             --------    -------  ----------   ------    ---------      ------
Totals                         $5,190       $131     $23,793     $599      $28,983        $730
                               ======       ====     =======     ====      =======        ====

(a)Calculated using the weighted average number of units outstanding, including 35,204 core units, 2001 acquisition units of 2,820 and 2002 acquisition units of 1,638.



                                    FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2002
                                        (IN THOUSANDS, EXCEPT PER UNIT DATA)

                                                      NON-                   TOTAL
                              RECURRING              RECURRING               CAPITAL
                               CAP EX   PER UNIT(a)   CAP EX   PER UNIT    IMPROVEMENTS  PER UNIT(a)
                              --------  ----------   --------  ----------  ------------  -----------
New Buildings                $       -    $     -   $  3,157 $      81       $3,157          $81
Major building improvements      1,776         46      8,382       215       10,158          261
Roof replacements                  679         17      1,415        36        2,094           53
Site improvements                  650         17      4,941       127        5,591          144
Apartment upgrades               1,281         33     14,119       362       15,400          395
Appliances                       1,064         27        941        24        2,005           51
Carpeting/Flooring               3,341         86      1,629        42        4,970          128
HVAC/Mechanicals                   984         25      4,006       103        4,990          128
Miscellaneous                      438         11      1,789        45        2,227           56
                             ---------     ------   -------- ---------    ---------    ---------
Totals                         $10,213       $262    $40,379    $1,035      $50,592       $1,297
                               =======       ====    =======    ======      =======       ======

 (a)Calculated using the weighted average number of units outstanding, 35,204 core units, 2001 acquisition units of 2,820 and 2002 acquisition units of 1,000.

                           HOME PROPERTIES OF NY, INC.
                     JUNE 30, 2002 SUPPLEMENTAL INFORMATION

                           CAPITAL EXPENDITURE SUMMARY

         The schedule below summarizes the breakdown of total capital improvements between core and non-core as follows:


                                      FOR THE THREE-MONTH PERIOD ENDED JUNE 30, 2002
                                          (IN THOUSANDS, EXCEPT PER UNIT DATA)

                                                        NON-                TOTAL
                                 RECURRING           RECURRING             CAPITAL
                                  CAP EX   PER UNIT   CAP EX   PER UNIT  IMPROVEMENTS  PER UNIT
                                 --------  --------  --------- --------  ------------  --------
Core Communities                  $4,607     $131    $19,793   $  562        $24,400     $  693
2002 Acquisition Communities         214      131      1,095      668          1,309        799
2001 Acquisition Communities         369      131      2,905    1,030          3,274      1,161
                                 -------    -----     ------    -----        -------      -----
Sub-total                          5,190      131     23,793      599         28,983        730
2002 Disposed Communities             53      131        518    1,276            571      1,406
Corporate office expenditures(1)       -        -          -        -            637          -
                                 -------    -----     ------    -----        -------      -----
                                  $5,243     $131    $24,311   $  607        $30,191     $  738
                                  ======     ====    =======   ======        =======     ======

                                       FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2002
                                          (IN THOUSANDS, EXCEPT PER UNIT DATA)

                                                       NON-                 TOTAL
                                 RECURRING           RECURRING             CAPITAL
                                  CAP EX   PER UNIT   CAP EX   PER UNIT  IMPROVEMENTS  PER UNIT
                                 --------  --------  --------- --------  ------------  --------
Core Communities                    $ 9,213    $262     $34,717 $   986    $43,930       $1,248
2002 Acquisition Communities            262     262       1,073   1,073      1,335        1,335
2001 Acquisition Communities            738     262       4,589   1,627      5,327        1,889
                                   --------   -----    -------- -------  ---------      -------
Sub-total                            10,213     262      40,379   1,035     50,592        1,297
2002 Disposed Communities               131     262         456     908        587        1,169
Corporate office expenditures(1)          -       -           -       -      1,908            -
                                   --------   -----    -------- -------  ---------      -------
                                    $10,344    $262     $40,835  $1,033    $53,087       $1,295
                                    =======    ====     =======  ======    =======       ======

(1)No distinction is made between recurring and non- recurring expenditures for corporate office.

12.      2002 Earnings Guidance

HOME PROPERTIES OF NEW YORK, INC.
June 30, 2002 Supplemental Information


2002 EARNINGS GUIDANCE

--------------------------------------------                                               Second Six
CURRENT REVISED GUIDANCE                                         Q3             Q4          Months               Year
                                                                 --             --          -------              ----
--------------------------------------------
FFO per share                                                $.80 - $.84   $.75 - $.79   $1.55 - $1.63      $2.96 - $3.04

Assumptions for mid-point of guidance:
Same store revenue growth                                            4.3%          5.0%            4.7%

Same store expense growth                                            6.2%         14.5%           10.4%

Same store NOI growth                                                3.1%         -1.0%            1.1%


Same store 2002 economic occupancy                                  93.2%         93.1%           93.1%
Same store 2001 economic occupancy                                  93.7%         92.3%           93.0%

Difference                                                          -0.5%          0.8%            0.1%


Acquisitions                                                                                                 $400 million

Dispositions                                                                                                 $100 million

Most recent prior guidance: Issued February 8, 2002
    (PRESENTED FOR COMPARISON PURPOSES)                                                    Second Six
                                                                 Q3             Q4          Months               Year
                                                                 --             --          -------              ----


FFO per share                                                $.84 - $.88   $.83 - $.87   $1.67 - $1.75      $3.06 - $3.16

Assumptions for mid-point of guidance:
Same store revenue growth                                            6.2%          6.9%            6.6%

Same store expense growth                                            5.3%         12.5%            8.9%

Same store NOI growth                                                6.7%          3.5%            5.1%


Same store 2002 economic occupancy                                  93.9%         93.8%           93.8%
Same store 2001 economic occupancy                                  93.7%         92.3%           93.0%

Difference                                                           0.2%          1.5%            0.8%


Acquisitions                                                                                                $200 to $300 million

Dispositions                                                                                                $50 to $100 million
